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                                                                   EXHIBIT 10.7

                                 AMENDMENT NO. 2
                                     TO THE
                             DEL LABORATORIES, INC.
                          EMPLOYEE 401(K) SAVINGS PLAN

         WHEREAS, by the provisions of Article X of the Del Laboratories, Inc. Employee 401(k) Savings Plan ("Plan"), the Employer has the right to amend the Plan; and

         WHEREAS, the Employer wishes to amend certain provisions of the Plan;

         NOW THEREFORE, the Plan shall be and it is hereby amended as follows:

                                  FIRST CHANGE

Effective April 1, 2000, Article 1.13 shall be amended to read as follows:

"1.13    "Entry Date" shall mean January 1, April 1, July 1 and October 1."

                                  SECOND CHANGE

Effective April 1, 2000, Article 2.01 shall be amended to read as follows:

"2.01    INITIAL ELIGIBILITY

         Each Employee other than Leased Employees or collectively-bargained employees shall be eligible to become a Participant on the Entry Date following such Employee's date of hire and attainment of age twenty-one (21) provided he is still an Employee on the date as of which admission to participate becomes effective."

                                  THIRD CHANGE

Effective April 1, 2000, Article 3.02(a) shall be amended to read as follows:

"3.02    SALARY REDUCTION CONTRIBUTIONS.

(a) Each Participant may elect to accept a reduction in salary from the Employer equal to any whole percentage of his Compensation, from one percent (1%) to twenty percent (20%) of such Compensation without

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         regard to the  salary  reduction,  subject to the right of the
         Employer to amend or revoke the Participant's election as provided in subsection (b) below. The Employer will contribute to the Trust the amount of each Participant's Salary Reduction Contribution to be held in the Participant's Account."

         IN WITNESS WHEREOF, the Employer has executed this amendment to the Plan this 16th day of March, 2000.

                                             DEL LABORATORIES, INC.

                                             By  s/ Gene Wexler
                                             Authorized Officer of the Employer